                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): AUGUST 15,1995


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1995-5
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



       MINNESOTA                      33-55855              APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           ---------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                                       1
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ITEM 5.   OTHER EVENTS.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on August 15,1995, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               -----------    -----------

                  99.1        Monthly Report delivered to
                              Certificateholders on August 15, 1995.


                                       2
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 15, 1995


                                 MANUFACTURED HOUSING CONTRACT
                                 SENIOR/SUBORDINATE PASS-THROUGH
                                 CERTIFICATE TRUST 1995-5

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/ Phyllis A. Knight
                                     ----------------------------------
                                     PHYLLIS A. KNIGHT
                                     Assistant Vice President and
                                       Assistant Controller


                                       3
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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                           PAGE
------                                                           ----

 99.1     Monthly Report delivered to Certificateholders
          on August 15, 1995.                                       5


                                       4